PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2016 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total for Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	6,074	3	—	6,077	—	6,077
Austin, TX	5,838	—	—	5,838	—	5,838
Dallas, TX	4,743	554	318	5,615	—	5,615
Charlotte, NC	4,401	600	—	5,001	—	5,001
Raleigh/Durham, NC	4,397	266	—	4,663	—	4,663
Fort Worth, TX	4,093	426	—	4,519	—	4,519
Nashville, TN	3,207	569	—	3,776	—	3,776
Orlando, FL	3,190	462	—	3,652	10	3,662
Houston, TX	3,232	—	—	3,232	—	3,232
Tampa, FL	2,878	—	—	2,878	—	2,878
Phoenix, AZ	1,976	325	322	2,623	—	2,623
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	45,230	3,205	640	49,075	10	49,085

Jacksonville, FL	3,202	294	—	3,496	—	3,496
Charleston, SC	2,648	—	—	2,648	72	2,720
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	254	—	1,922	—	1,922
Memphis, TN	1,811	—	—	1,811	—	1,811
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	741	574	120	1,435	—	1,435
Huntsville, AL	1,228	152	—	1,380	—	1,380
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Lexington, KY	924	—	—	924	—	924
Other	5,335	2,650	—	7,985	—	7,985
Secondary Markets	27,099	3,924	120	31,143	72	31,215
Total Multifamily Units	72,329	7,129	760	80,218	82	80,300

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of June 30, 2016			Average Effective Rent for the Three Months Ended June 30, 2016	As of June 30, 2016
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$671,322	8.1%	96.6%	$1,123	6,077
Charlotte, NC		$613,195	7.4%	96.3%	$1,020	5,001
Austin, TX		$585,234	7.1%	96.0%	$1,085	5,838
Raleigh/Durham, NC		$551,265	6.6%	96.1%	$973	4,663
Dallas, TX		$550,565	6.6%	96.2%	$1,116	5,297
Orlando, FL		$481,869	5.8%	96.5%	$1,194	3,652
Fort Worth, TX		$387,152	4.7%	96.3%	$1,014	4,519
Nashville, TN		$380,989	4.6%	96.9%	$1,126	3,776
Tampa, FL		$307,576	3.7%	96.1%	$1,124	2,878
Phoenix, AZ		$294,402	3.6%	96.2%	$1,012	2,301
Houston, TX		$283,228	3.4%	95.9%	$1,050	3,232
Las Vegas, NV		$66,572	0.8%	98.1%	$855	721
South Florida		$58,994	0.7%	94.8%	$1,555	480
Large Markets		$5,232,363	63.1%	96.3%	$1,078	48,435

Jacksonville, FL		$292,835	3.5%	97.3%	$999	3,496
Charleston, SC		$266,692	3.2%	97.5%	$1,070	2,648
Richmond, VA		$233,262	2.8%	97.0%	$1,010	1,922
Savannah, GA		$227,436	2.7%	96.8%	$987	2,219
Fredericksburg, VA		$218,031	2.6%	96.7%	$1,290	1,315
San Antonio, TX		$157,559	1.9%	96.1%	$1,056	1,504
Kansas City, MO		$153,608	1.9%	96.9%	$1,173	956
Birmingham, AL		$147,930	1.8%	95.9%	$945	1,462
Norfolk, Hampton, VA Beach, VA		$141,939	1.7%	97.0%	$1,029	1,285
Memphis, TN		$126,244	1.5%	96.5%	$877	1,811
Huntsville, AL		$115,760	1.4%	97.0%	$758	1,380
Little Rock, AR		$115,355	1.4%	97.0%	$878	1,368
Greenville, SC		$97,384	1.2%	97.3%	$779	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$143,131	1.7%	96.9%	$998	1,790
Kentucky		$92,072	1.1%	98.0%	$833	1,308
Mississippi		$73,156	0.9%	97.1%	$861	1,241
North Carolina		$71,768	0.9%	96.8%	$698	1,172
Alabama		$60,213	0.7%	98.4%	$939	628
Tennessee		$48,621	0.6%	97.2%	$801	943
Virginia		$48,084	0.6%	97.6%	$1,392	251
South Carolina		$36,536	0.4%	95.0%	$782	576
Secondary Markets		$2,867,616	34.5%	97.0%	$956	31,023

Subtotal		$8,099,979	97.6%	96.6%	$1,031	79,458

Dallas, TX	Large	$58,777	0.7%	92.8%	$1,367	318	318
Orlando, FL	Large	$21,865	0.3%	78.0%	$1,282	10	314
Phoenix, AZ	Large	$68,929	0.8%	75.8%	$1,280	322	322
Fredericksburg, VA	Secondary	$19,628	0.2%	99.2%	$1,186	120	120
Charleston, SC	Secondary	$13,595	0.2%	34.6%	$1,671	72	78
Richmond, VA	Secondary	$7,215	0.1%	0.0%	$—	—	82
Kansas City, MO	Secondary	$6,723	0.1%	0.0%	$—	—	154
Lease-up and Development		$196,732	2.4%	82.0%	$1,333	842	1,388

Total Wholly Owned Multifamily Communities		$8,296,711	100.0%	96.4%	$1,034	80,300	80,846

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Assets	June 30, 2016	June 30, 2015	Percent Change
Property Revenue
Same Store Communities	72,329	$7,272,371	$245,215	$234,888	4.4%
Non-Same Store Communities	7,129	827,608	24,655	21,815
Lease up/Development Communities	842	196,732	1,760	6
Total Multifamily Portfolio	80,300	$8,296,711	$271,630	$256,709
Commercial Property/Land	—	$30,681	$606	$2,182
Total Property Revenue	80,300	$8,327,392	$272,236	$258,891

Property Expenses
Same Store Communities			$93,073	$90,984	2.3%
Non-Same Store Communities			8,860	9,307
Lease up/Development Communities			765	(1)
Total Multifamily Portfolio			$102,698	$100,290
Commercial Property/Land			$257	$566
Total Property Expenses			$102,955	$100,856

Property Net Operating Income
Same Store Communities			$152,142	$143,904	5.7%
Non-Same Store Communities			15,795	12,508
Lease up/Development Communities			995	7
Total Multifamily Portfolio			$168,932	$156,419
Commercial Property/Land			$349	$1,616
Total Property Net Operating Income			$169,281	$158,035	7.1%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2016	June 30, 2015	Percent Increase/(Decrease)	June 30, 2016	June 30, 2015	Percent Increase/(Decrease)
Personnel	$23,322	$23,007	1.4%	$46,136	$45,289	1.9%
Building Repair and Maintenance	11,986	11,792	1.6%	22,311	22,169	0.6%
Utilities	19,977	19,416	2.9%	39,863	38,712	3.0%
Marketing	2,668	3,076	(13.3)%	5,212	6,018	(13.4)%
Office Operations	3,356	3,369	(0.4)%	6,867	6,783	1.2%
Property Taxes	28,780	27,358	5.2%	57,745	54,607	5.7%
Insurance	2,984	2,966	0.6%	6,001	5,872	2.2%
Total Property Expenses	$93,073	$90,984	2.3%	$184,135	$179,450	2.6%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three months ended June 30, 2016	Three months ended June 30, 2015
Atlanta, GA	6,074	9.4%	96.2%	95.9%
Austin, TX	5,838	7.8%	95.8%	95.6%
Dallas, TX	4,743	6.8%	95.8%	96.0%
Charlotte, NC	4,401	6.7%	96.5%	96.8%
Raleigh/Durham, NC	4,397	6.1%	96.2%	96.1%
Fort Worth, TX	4,093	5.4%	96.0%	95.9%
Orlando, FL	3,190	5.2%	96.2%	96.8%
Nashville, TN	3,207	5.1%	96.6%	96.0%
Tampa, FL	2,878	4.3%	96.2%	96.4%
Houston, TX	3,232	4.0%	96.0%	96.1%
Phoenix, AZ	1,976	2.8%	97.0%	95.7%
South Florida	480	1.0%	95.5%	96.5%
Las Vegas, NV	721	0.9%	96.6%	95.3%
Large Markets	45,230	65.5%	96.2%	96.1%

Jacksonville, FL	3,202	4.2%	96.6%	96.5%
Charleston, SC	2,648	4.0%	96.2%	96.6%
Savannah, GA	2,219	3.0%	96.7%	96.2%
Richmond, VA	1,668	2.4%	97.0%	96.3%
Memphis, TN	1,811	1.9%	96.5%	96.2%
San Antonio, TX	1,504	1.9%	95.9%	95.5%
Greenville, SC	1,748	1.8%	96.1%	96.0%
Birmingham, AL	1,462	1.7%	95.9%	96.3%
Little Rock, AR	1,368	1.6%	95.4%	94.7%
Jackson, MS	1,241	1.5%	96.6%	96.6%
Fredericksburg, VA	741	1.4%	97.3%	96.7%
Huntsville, AL	1,228	1.3%	96.5%	94.9%
Lexington, KY	924	1.0%	97.1%	97.1%
Other	5,335	6.8%	96.3%	96.7%
Secondary Markets	27,099	34.5%	96.4%	96.3%

Total Same Store	72,329	100.0%	96.2%	96.2%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2016	Q2 2015	% Chg	Q2 2016	Q2 2015	% Chg	Q2 2016	Q2 2015	% Chg	Q2 2016	Q2 2015	% Chg
Atlanta, GA	6,074	$22,621	$21,308	6.2%	$8,375	$8,281	1.1%	$14,246	$13,027	9.4%	$1,123	$1,057	6.2%
Austin, TX	5,838	20,810	19,705	5.6%	9,001	8,948	0.6%	11,809	10,757	9.8%	1,085	1,031	5.2%
Dallas, TX	4,743	17,458	16,601	5.2%	7,156	6,680	7.1%	10,302	9,921	3.8%	1,134	1,083	4.7%
Charlotte, NC	4,401	15,248	14,475	5.3%	5,011	4,939	1.5%	10,237	9,536	7.4%	1,047	987	6.1%
Raleigh/Durham, NC	4,397	14,214	13,837	2.7%	4,912	4,738	3.7%	9,302	9,099	2.2%	983	946	3.9%
Fort Worth, TX	4,093	13,997	13,065	7.1%	5,839	5,556	5.1%	8,158	7,509	8.6%	1,022	958	6.7%
Orlando, FL	3,190	12,411	11,569	7.3%	4,497	4,411	1.9%	7,914	7,158	10.6%	1,194	1,111	7.5%
Nashville, TN	3,207	11,677	11,168	4.6%	3,877	3,756	3.2%	7,800	7,412	5.2%	1,111	1,074	3.4%
Tampa, FL	2,878	10,624	10,079	5.4%	4,033	3,883	3.9%	6,591	6,196	6.4%	1,124	1,061	5.9%
Houston, TX	3,232	11,041	11,023	0.2%	4,919	4,820	2.1%	6,122	6,203	(1.3)%	1,050	1,052	(0.2)%
Phoenix, AZ	1,976	6,421	6,003	7.0%	2,137	2,176	(1.8)%	4,284	3,827	11.9%	972	919	5.8%
South Florida	480	2,348	2,262	3.8%	869	847	2.6%	1,479	1,415	4.5%	1,555	1,491	4.3%
Las Vegas, NV	721	2,113	1,973	7.1%	738	708	4.2%	1,375	1,265	8.7%	855	808	5.8%
Large Markets	45,230	$160,983	$153,068	5.2%	$61,364	$59,743	2.7%	$99,619	$93,325	6.7%	$1,082	$1,029	5.2%

Jacksonville, FL	3,202	$9,925	$9,463	4.9%	$3,545	$3,519	0.7%	$6,380	$5,944	7.3%	$968	$932	3.9%
Charleston, SC	2,648	9,360	9,025	3.7%	3,215	3,125	2.9%	6,145	5,900	4.2%	1,070	1,017	5.2%
Savannah, GA	2,219	7,302	7,157	2.0%	2,759	2,704	2.0%	4,543	4,453	2.0%	987	970	1.8%
Richmond, VA	1,668	5,362	5,220	2.7%	1,786	1,790	(0.2)%	3,576	3,430	4.3%	972	944	3.0%
Memphis, TN	1,811	5,193	5,008	3.7%	2,260	2,278	(0.8)%	2,933	2,730	7.4%	877	852	2.9%
San Antonio, TX	1,504	5,161	5,064	1.9%	2,255	2,205	2.3%	2,906	2,859	1.6%	1,056	1,046	1.0%
Greenville, SC	1,748	4,575	4,405	3.9%	1,827	1,808	1.1%	2,748	2,597	5.8%	779	755	3.2%
Birmingham, AL	1,462	4,637	4,608	0.6%	1,985	1,981	0.2%	2,652	2,627	1.0%	945	936	1.0%
Little Rock, AR	1,368	3,867	3,776	2.4%	1,472	1,418	3.8%	2,395	2,358	1.6%	878	876	0.2%
Jackson, MS	1,241	3,559	3,553	0.2%	1,345	1,332	1.0%	2,214	2,221	(0.3)%	861	843	2.1%
Fredericksburg, VA	741	2,961	2,838	4.3%	851	843	0.9%	2,110	1,995	5.8%	1,226	1,155	6.1%
Huntsville, AL	1,228	3,248	3,177	2.2%	1,290	1,227	5.1%	1,958	1,950	0.4%	772	765	0.9%
Lexington, KY	924	2,522	2,488	1.4%	927	939	(1.3)%	1,595	1,549	3.0%	845	830	1.8%
Other	5,335	16,560	16,038	3.3%	6,192	6,072	2.0%	10,368	9,966	4.0%	954	916	4.1%
Secondary Markets	27,099	$84,232	$81,820	2.9%	$31,709	$31,241	1.5%	$52,523	$50,579	3.8%	$947	$919	3.0%

Total Same Store	72,329	$245,215	$234,888	4.4%	$93,073	$90,984	2.3%	$152,142	$143,904	5.7%	$1,031	$988	4.4%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2016	Q1 2016	% Chg	Q2 2016	Q1 2016	% Chg	Q2 2016	Q1 2016	% Chg	Q2 2016	Q1 2016	% Chg
Atlanta, GA	6,074	$22,621	$22,313	1.4%	$8,375	$8,367	0.1%	$14,246	$13,946	2.2%	$1,123	$1,103	1.8%
Austin, TX	5,838	20,810	20,539	1.3%	9,001	9,377	(4.0)%	11,809	11,162	5.8%	1,085	1,068	1.6%
Dallas, TX	4,743	17,458	17,148	1.8%	7,156	7,266	(1.5)%	10,302	9,882	4.3%	1,134	1,116	1.6%
Charlotte, NC	4,401	15,248	14,985	1.8%	5,011	4,684	7.0%	10,237	10,301	(0.6)%	1,047	1,028	1.8%
Raleigh/Durham, NC	4,397	14,214	14,098	0.8%	4,912	4,611	6.5%	9,302	9,487	(2.0)%	983	968	1.5%
Fort Worth, TX	4,093	13,997	13,734	1.9%	5,839	5,767	1.2%	8,158	7,967	2.4%	1,022	1,003	1.9%
Orlando, FL	3,190	12,411	12,296	0.9%	4,497	4,347	3.5%	7,914	7,949	(0.4)%	1,194	1,175	1.6%
Nashville, TN	3,207	11,677	11,355	2.8%	3,877	3,564	8.8%	7,800	7,791	0.1%	1,111	1,096	1.4%
Tampa, FL	2,878	10,624	10,463	1.5%	4,033	4,038	(0.1)%	6,591	6,425	2.6%	1,124	1,105	1.7%
Houston, TX	3,232	11,041	11,068	(0.2)%	4,919	5,039	(2.4)%	6,122	6,029	1.5%	1,050	1,052	(0.2)%
Phoenix, AZ	1,976	6,421	6,303	1.9%	2,137	2,056	3.9%	4,284	4,247	0.9%	972	958	1.5%
South Florida	480	2,348	2,334	0.6%	869	818	6.2%	1,479	1,516	(2.4)%	1,555	1,543	0.8%
Las Vegas, NV	721	2,113	2,085	1.3%	738	708	4.2%	1,375	1,377	(0.1)%	855	844	1.3%
Large Markets	45,230	$160,983	$158,721	1.4%	$61,364	$60,642	1.2%	$99,619	$98,079	1.6%	$1,082	$1,066	1.5%

Jacksonville, FL	3,202	$9,925	$9,792	1.4%	$3,545	$3,387	4.7%	$6,380	$6,405	(0.4)%	$968	$957	1.1%
Charleston, SC	2,648	9,360	9,220	1.5%	3,215	3,090	4.0%	6,145	6,130	0.2%	1,070	1,055	1.4%
Savannah, GA	2,219	7,302	7,289	0.2%	2,759	2,506	10.1%	4,543	4,783	(5.0)%	987	981	0.6%
Richmond, VA	1,668	5,362	5,321	0.8%	1,786	1,853	(3.6)%	3,576	3,468	3.1%	972	960	1.3%
Memphis, TN	1,811	5,193	5,146	0.9%	2,260	2,224	1.6%	2,933	2,922	0.4%	877	864	1.5%
San Antonio, TX	1,504	5,161	5,108	1.0%	2,255	2,200	2.5%	2,906	2,908	(0.1)%	1,056	1,053	0.3%
Greenville, SC	1,748	4,575	4,531	1.0%	1,827	1,681	8.7%	2,748	2,850	(3.6)%	779	771	1.0%
Birmingham, AL	1,462	4,637	4,646	(0.2)%	1,985	1,844	7.6%	2,652	2,802	(5.4)%	945	938	0.7%
Little Rock, AR	1,368	3,867	3,848	0.5%	1,472	1,354	8.7%	2,395	2,494	(4.0)%	878	875	0.3%
Jackson, MS	1,241	3,559	3,558	0.0%	1,345	1,303	3.2%	2,214	2,255	(1.8)%	861	856	0.6%
Fredericksburg, VA	741	2,961	2,951	0.3%	851	923	(7.8)%	2,110	2,028	4.0%	1,226	1,206	1.7%
Huntsville, AL	1,228	3,248	3,246	0.1%	1,290	1,227	5.1%	1,958	2,019	(3.0)%	772	765	0.9%
Lexington, KY	924	2,522	2,509	0.5%	927	865	7.2%	1,595	1,644	(3.0)%	845	835	1.2%
Other	5,335	16,560	16,428	0.8%	6,192	5,963	3.8%	10,368	10,465	(0.9)%	954	941	1.4%
Secondary Markets	27,099	$84,232	$83,593	0.8%	$31,709	$30,420	4.2%	$52,523	$53,173	(1.2)%	$947	$937	1.1%

Total Same Store	72,329	$245,215	$242,314	1.2%	$93,073	$91,062	2.2%	$152,142	$151,252	0.6%	$1,031	$1,017	1.4%
MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF JUNE 30, 2016
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg
Atlanta, GA	6,074	$44,934	$42,203	6.5%	$16,742	$16,588	0.9%	$28,192	$25,615	10.1%	$1,113	$1,046	6.4%
Austin, TX	5,838	41,349	38,992	6.0%	18,378	17,499	5.0%	22,971	21,493	6.9%	1,076	1,021	5.4%
Dallas, TX	4,743	34,606	32,996	4.9%	14,422	13,651	5.6%	20,184	19,345	4.3%	1,125	1,077	4.5%
Charlotte, NC	4,401	30,233	28,543	5.9%	9,695	9,599	1.0%	20,538	18,944	8.4%	1,038	978	6.1%
Raleigh/Durham, NC	4,397	28,312	27,288	3.8%	9,523	9,142	4.2%	18,789	18,146	3.5%	976	940	3.8%
Fort Worth, TX	4,093	27,731	25,826	7.4%	11,606	11,023	5.3%	16,125	14,803	8.9%	1,012	950	6.5%
Orlando, FL	3,190	24,707	22,867	8.0%	8,844	8,616	2.6%	15,863	14,251	11.3%	1,185	1,096	8.1%
Nashville, TN	3,207	23,032	21,893	5.2%	7,441	7,306	1.8%	15,591	14,587	6.9%	1,104	1,065	3.7%
Tampa, FL	2,878	21,087	20,047	5.2%	8,071	7,772	3.8%	13,016	12,275	6.0%	1,114	1,051	6.0%
Houston, TX	3,232	22,109	21,938	0.8%	9,958	9,635	3.4%	12,151	12,303	(1.2)%	1,051	1,046	0.5%
Phoenix, AZ	1,976	12,724	11,925	6.7%	4,193	4,310	(2.7)%	8,531	7,615	12.0%	965	912	5.8%
South Florida	480	4,682	4,489	4.3%	1,687	1,650	2.2%	2,995	2,839	5.5%	1,549	1,475	5.0%
Las Vegas, NV	721	4,198	3,887	8.0%	1,446	1,408	2.7%	2,752	2,479	11.0%	850	800	6.3%
Large Markets	45,230	$319,704	$302,894	5.5%	$122,006	$118,199	3.2%	$197,698	$184,695	7.0%	$1,074	$1,020	5.3%

Jacksonville, FL	3,202	$19,717	$18,817	4.8%	$6,932	$6,930	0.0%	$12,785	$11,887	7.6%	$963	$926	4.0%
Charleston, SC	2,648	18,580	17,720	4.9%	6,305	6,197	1.7%	12,275	11,523	6.5%	1,063	1,008	5.5%
Savannah, GA	2,219	14,591	14,078	3.6%	5,265	5,159	2.1%	9,326	8,919	4.6%	984	964	2.1%
Richmond, VA	1,668	10,683	10,336	3.4%	3,639	3,590	1.4%	7,044	6,746	4.4%	966	938	3.0%
Memphis, TN	1,811	10,339	9,851	5.0%	4,484	4,462	0.5%	5,855	5,389	8.6%	870	848	2.6%
San Antonio, TX	1,504	10,269	10,104	1.6%	4,455	4,391	1.5%	5,814	5,713	1.8%	1,054	1,040	1.3%
Greenville, SC	1,748	9,106	8,691	4.8%	3,508	3,458	1.4%	5,598	5,233	7.0%	775	749	3.5%
Birmingham, AL	1,462	9,283	9,102	2.0%	3,829	3,752	2.1%	5,454	5,350	1.9%	942	934	0.9%
Little Rock, AR	1,368	7,715	7,564	2.0%	2,826	2,794	1.1%	4,889	4,770	2.5%	877	876	0.1%
Jackson, MS	1,241	7,117	7,003	1.6%	2,648	2,613	1.3%	4,469	4,390	1.8%	859	841	2.1%
Fredericksburg, VA	741	5,912	5,671	4.2%	1,774	1,786	(0.7)%	4,138	3,885	6.5%	1,216	1,159	4.9%
Huntsville, AL	1,228	6,494	6,319	2.8%	2,517	2,420	4.0%	3,977	3,899	2.0%	768	760	1.1%
Lexington, KY	924	5,031	4,907	2.5%	1,792	1,824	(1.8)%	3,239	3,083	5.1%	840	822	2.2%
Other	5,335	32,988	31,576	4.5%	12,155	11,875	2.4%	20,833	19,701	5.7%	947	910	4.1%
Secondary Markets	27,099	$167,825	$161,739	3.8%	$62,129	$61,251	1.4%	$105,696	$100,488	5.2%	$942	$914	3.1%

Total Same Store	72,329	$487,529	$464,633	4.9%	$184,135	$179,450	2.6%	$303,394	$285,183	6.4%	$1,024	$980	4.5%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of June 30, 2016				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q2 2016	After

River's Walk Phase II	Charleston, South Carolina	78	72	54	2Q15	2Q16	3Q16	4Q16	$15,100	$13,595	$1,505
Retreat at West Creek II	Richmond, Virginia	82	—	—	4Q15	4Q16	2Q17	3Q17	15,100	7,215	7,885
CG at Randal Lakes Phase II	Orlando, Florida	314	10	48	2Q15	2Q16	2Q17	4Q17	41,300	21,865	19,435
The Denton II	Kansas City, Missouri-Kansas MSA	154	—	—	4Q15	2Q17	4Q17	3Q18	25,400	6,723	18,677
Total Active		628	82	102					$96,900	$49,398	$47,502

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2016
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized(1)
Residences at Fountainhead	Tempe, Arizona	322	75.8%	(2)	1Q17
Cityscape at Market Center II	Dallas, Texas	318	92.8%	(2)	3Q16
Station Square at Cosner's Corner II	Fredericksburg, Virginia	120	99.2%	1Q16	3Q16
Total		760	86.6%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2016 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date	YTD NOI
The Apartments at Cobblestone Square	Fredericksburg, Virginia	314	2012	March 1, 2016	$1,295
Residences at Fountainhead	Tempe, Arizona	322	2015	June 30, 2016	$9

2016 DISPOSITION ACTIVITY
Dollars in thousands

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date	YTD NOI
Colonial Promenade Nord du Lac	Covington, Louisiana	295,447	2011	March 28, 2016	$465
Land Title Building(1)	Birmingham, Alabama	29,971		May 23, 2016	—

Land Dispositions	Location	Acres	Closing Date
McKinney(2)	McKinney, Texas	30	February 4, 2016
Colonial Promenade Nord du Lac - Outparcels	Covington, Louisiana	25	March 28, 2016
Colonial Grand at Heathrow - Adjacent Land Parcels	Heathrow, Florida	11	April 7, 2016 and April 13, 2016
CP Huntsville - Outparcel	Huntsville, Alabama	1	June 29, 2016
(1) This property was sold by Six Hundred Building Partners, a joint venture, in which MAA owned a 33.3% interest.
(2) This property consisting of undeveloped land was sold by McDowell CRLP McKinney JV, LLC, a joint venture, in which MAA owned a 25% interest.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2016
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,119,425	89.4%	3.9%	4.4%	4.8
Capped debt	75,000	2.1%	1.1%	1.1%	1.3
Floating (unhedged) debt	295,000	8.5%	1.3%	1.3%	0.1
Total	$3,489,425	100.0%	3.7%	4.1%	4.3

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,246,227	64.4%	3.7%	3.7%	5.5
Secured Debt	1,243,198	35.6%	3.5%	4.7%	2.7
Total	$3,489,425	100.0%	3.7%	4.1%	4.5

	Total	Percent of		Q2 2016	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$6,257,087	73.5%		$124,236	73.4%
Encumbered gross assets	2,258,928	26.5%		45,045	26.6%
Total	$8,516,015	100.0%		$169,281	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2016	$75,835	$—	$75,835	6.1%	$25,000	$100,835
2017	127,972	299,022	426,994	3.0%	25,000	451,994
2018	140,253	250,815	391,068	4.1%	25,000	416,068
2019	564,646	—	564,646	5.7%	—	564,646
2020	168,669	—	168,669	4.8%	—	168,669
Thereafter	1,492,213	—	1,492,213	4.3%	—	1,492,213
Total	$2,569,588	$549,837	$3,119,425	4.4%	$75,000	$3,194,425	4.7

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2016 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2016	$80,000	$—	$—	$75,835	$155,835
2017	80,000	—	60,002	17,970	157,972
2018	80,000	—	90,355	300,714	471,069
2019	—	—	544,705	19,941	564,646
2020	—	180,000	168,669	149,728	498,397
Thereafter	—	—	139,467	1,502,039	1,641,506
Total	$240,000	$180,000	$1,003,198	$2,066,227	$3,489,425

DEBT COVENANT ANALYSIS(1)

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	41.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	14.6%	Yes
Ratio of Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.83x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	278.2%	Yes

Bank Covenants	Required	Actual	Compliance
Total Leverage Ratio	60% or less	34.0%	Yes
Total Secured Leverage Ratio	40% or Less	11.9%	Yes
Adjusted EBITDA to Fixed Charges	1.5:1 or greater for trailing 4 quarters	4.03x	Yes
Unencumbered Leverage Ratio	60% or less	29.9%	Yes
(1) The calculations of the Public Bond Covenants and Bank Covenants above are specifically defined in our debt agreements. These calculations may not be consistent with those found earlier in this document.

Supplemental Data S-10

BALANCE SHEET RATIOS
	Three Months Ended
	June 30,
	2016	2015
Recurring EBITDA/Debt Service(1)	4.11x	3.81x
Fixed Charge Coverage (1) (2)	4.32x	4.04x
Total Debt/Total Market Capitalization	29.2%	36.1%
Total Debt/Gross Assets	41.0%	41.8%
Net Debt/Gross Assets	40.7%	41.4%
Unencumbered Assets/Gross Real Estate Assets	74.2%	70.3%

(1)	As of June 30, 2016 and 2015, interest expense includes debt issuance costs of $904,000 and $905,000, respectively.

(2)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

	Twelve Months Ended
	June 30,
	2016	2015
Fixed Charge Coverage (1) (2)	4.26x	3.95x
Net Debt/Recurring EBITDA (2)	5.73x	6.01x

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	For the twelve months ended June 30, 2016 and 2015, interest expense includes debt issuance costs of $3.6 million and $3.8 million, respectively.

Supplemental Data S-11

2016 GUIDANCE

MAA provides guidance on Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, but does not forecast net income available for common shareholders per diluted share. It is not reasonable to accurately predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO. Based on historical experience, the dollar amount of that unavailable information could be significant.

Full Year 2016
Earnings
Core FFO per Share - diluted	$5.77 to $5.93
Midpoint	$5.85
Core AFFO per Share - diluted	$5.07 to $5.23
Midpoint	$5.15

Same Store Communities:
Number of units	72,329
Property revenue growth	4.0% to 4.5%
Property operating expense growth	2.5% to 3.5%
Property NOI growth	4.75% to 5.25%
Real estate tax expense growth	5.5% to 6.5%

Corporate Expenses:
General and administrative and property management expenses	$60.0 to $62.0 million
Income tax expense	$1.5 to $2.0 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$250 to $350 million
Disposition volume (multifamily)	$200 to $300 million
Commercial / land disposition volume	$30 to $60 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.1% to 4.3%
Average Effective Interest Rate	3.6% to 3.9%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	39% to 41%
Unencumbered Asset Pool (Percent of Total Gross Assets)	72% to 75%

Non Core Items:
Acquisition expense	$1.8 to $2.4 million
Projected amortization of debt mark-to-market	$15 to $16 million

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Positive
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Declaration Date	5/19/2015	9/24/2015	12/8/2015	3/22/2016	5/17/2016
Record Date	7/15/2015	10/15/2015	1/15/2016	4/15/2016	7/15/2016
Payment Date	7/31/2015	10/30/2015	1/29/2016	4/29/2016	7/29/2016
Distributions Per Share	$0.77	$0.77	$0.82	$0.82	$0.82

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-13